Exhibit 10.9

JOINDER TO

SECURITIES HOLDERS AGREEMENT

AND

REGISTRATION RIGHTS AGREEMENT

In connection with each of the undersigned’s entry into the Stock Purchase Agreement, dated as of the date hereof (the “Purchase Agreement”), among each of the undersigned and ValueAct Capital Master Fund, L.P. (“ValueAct Capital”) and the receipt of the shares of common stock of the Company, par value $0.001 per share (the “Common Stock”) pursuant thereto, each of the undersigned hereby covenants and agrees that:

1. By this instrument I shall be bound by the terms and conditions of the Securities Holders Agreement, dated as of January 8, 2007 (the “Securities Holders Agreement”), by and among Seitel Holdings, Inc., a Delaware corporation formerly known as Seitel Holdings, LLC (the “Company”), ValueAct Capital and the other management investors parties thereto, attached hereto as Exhibit A, and agree to be a “Management Investor” as such term is defined therein, and to be subject to the rights, duties and obligations of a Management Investor pursuant to the terms of such agreement.

2. By this instrument I shall be bound by the terms and conditions of the Registration Rights Agreement, dated as of January 8, 2007 (the “Registration Rights Agreement”), by and among the Company, ValueAct Capital and the other management investors parties thereto, attached hereto as Exhibit B, and agree to be a “Management Investor” as such term is defined therein, and to be subject to the rights, duties and obligations of a Management Investor pursuant to the terms of such agreement.

3. I have read and understand each of the provisions of the Securities Holders Agreement and the Registration Rights Agreement.

4. I have been afforded the opportunity to obtain any additional information and to ask questions of, and receive answers from, authorized representatives of ValueAct Capital, the Company and Seitel concerning the terms and conditions of the Purchase Agreement, the Securities Holders Agreement, the Registration Rights Agreement, the Company, Seitel, Inc. or any other relevant matters.

5. I have the requisite legal capacity, right, power and authority (including, if applicable, the due authorization by all necessary corporate, partnership or limited liability company action) to enter into this Joinder and to perform my obligations hereunder without the need for the consent of any other person.

6. This Joinder has been duly authorized, executed and delivered and constitutes my valid and binding obligation enforceable against me in accordance with the terms hereof.

7. I hereby agree not to Transfer any interest in my shares of Common Stock, except such transfers as are permitted pursuant to the Securities Holders Agreement. I also agree that a notation will be made in the appropriate transfer records of the Company with respect to the restrictions on transfer of the shares of Common Stock required under or pursuant to the Securities Holders Agreement.

8. I hereby acknowledge that the certificate(s) representing the shares of Common Stock received by me shall bear the legend set forth in the Securities Holders Agreement, in addition to any legends required under applicable federal or state securities laws.

9. I hereby agree to vote my shares of Common Stock in accordance with the provisions of the Securities Holders Agreement.

10. I hereby acknowledge that I have been offered the opportunity to acquire the shares of Common Stock set forth below my signature on the signature page hereto for $389.42 per share and set forth below my signature hereto is the number of whole shares I have elected to agree to acquire pursuant to the Purchase Agreement.

11. I hereby acknowledge that ValueAct Capital (or ValueAct Capital’s designated ValueAct Capital Affiliates) and the Company have the right to repurchase my shares of Common Stock as provided in the Securities Holders Agreement.

12. I reside (in the case of an individual) or have my business office (in the case of an entity) at the address set forth below the signature line to this Joinder and my telephone number and social security number or other tax identification number, as applicable, are as set forth below my signature to this Joinder.

13. Any term or provision of this Joinder that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Joinder or affecting the validity or enforceability of any of the terms and provisions of this Joinder in any other jurisdiction.

14. This Joinder shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the State of Delaware, without giving effect to the principles of conflicts of laws thereof.

15. Capitalized terms used but not otherwise defined in this Joinder have the meanings assigned to such terms in the Securities Holders Agreement.

16. I have executed this Joinder and declare that the information contained herein is current, complete and accurate and may be relied upon by the Company and ValueAct Capital.

[Signature page follows]

IN WITNESS WHEREOF, we have caused this Joinder to be duly executed as of this 16th day of February, 2007.

MANAGEMENT INVESTORS

/s/ Philip B. Livingston
Philip B. Livingston

Address:    40 Ridge View Drive

Basking Ridge, NJ 07920

Telecopier No.: ___________________

Telephone No.: (973) 445-0330

Tax Identification No.: _____________

Purchased Shares of Company Common Stock to be received pursuant to the Purchase Agreement: -0-

UBS Financial Services Inc., as custodian of the Individual Retirement Account of Philip B. Livingston

By:	/s/ Authorized Signatory
Name:
Title:

Address:    370 17th Street, Suite 4100

Denver, CO 80202

Telecopier No.: ___________________

Telephone No.: ___________________

Tax Identification No.: 13-2638166

Purchased Shares of Company Common Stock to be received pursuant to the Purchase Agreement: 462

[Signature page to Joinder to Securities Holders Agreement and Registration Rights Agreement]

Exhibit A

Securities Holders Agreement

[Attach Securities Holders Agreement]

Exhibit B

Registration Rights Agreement

[Attach Registration Rights Agreement]